SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2003

                                 Morgan Stanley
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                     (Exact name of Registrant as specified
                                 in its charter)


         Delaware                    1-11758                 36-3145972
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 (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)





                     1585 Broadway, New York, New York 10036
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          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                         ----------------

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                 (Former address, if changed since last report)

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Item 7.      Financial Statements and Exhibits
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          99.1   Press release of the Registrant dated December 18, 2003
                 containing financial information for the fourth quarter ended November 30, 2003.



Item 12.    Results of Operations and Financial Condition
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     On December 18, 2003 Morgan Stanley (the "Registrant") released financial information with respect to its year and quarter ended November 30, 2003. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

     The information furnished under Item 12 of this Report, including Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                MORGAN STANLEY
                                      ------------------------------------------
                                                 (Registrant)


                                            By: /s/ David S. Moser
                                      ------------------------------------------
                                                    David S. Moser
                                                    Principal Accounting Officer



      Dated:  December 18, 2003